UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 13, 2009, a subsidiary of Kindred Healthcare, Inc. (the “Company”) entered into revised change-in-control severance agreements (the “Revised Agreements”) to replace the previously disclosed change-in-control severance agreements (the “Prior Agreements”) for the following officers of the Company (the “Named Executive Officers”):

•	Paul J. Diaz, President and Chief Executive Officer

•	Richard A. Lechleiter, Executive Vice President and Chief Financial Officer

•	Frank J. Battafarano, Chief Operating Officer

•	Lane M. Bowen, Executive Vice President and President, Health Services Division

The Company’s Executive Compensation Committee and the Named Executive Officers agreed to revise the Prior Agreements to eliminate two provisions that are no longer consistent with best pay practices.

The Revised Agreements provide that the Named Executive Officer is not entitled to any change in control severance benefits unless (1) a change in control occurs and (2) the Named Executive Officer is terminated either by the Company or by the Named Executive Officer upon a “good reason” event. A good reason event is generally defined as an event that materially impairs the Named Executive Officer’s employment. Under the Prior Agreements, a Named Executive Officer could voluntarily terminate his employment within two specified periods following a change in control and receive change in control severance benefits.

The Prior Agreements also provided that the Company would reimburse the Named Executive Officers for any excise taxes related to change in control severance benefits. The Revised Agreements eliminate such provisions and the Named Executive Officers would no longer be reimbursed for any applicable excise taxes.

The Executive Compensation Committee of the Company’s Board of Directors approved the Revised Agreements. The Revised Agreements for each of the Named Executive Officers are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01.

(d) Exhibits

Exhibit 10.1 Change-in-Control Severance Agreement dated as of November 13, 2009 by and between Kindred Healthcare Operating, Inc. and Paul J. Diaz.

Exhibit 10.2 Change-in-Control Severance Agreement dated as of November 13, 2009 by and between Kindred Healthcare Operating, Inc. and Richard A. Lechleiter.

Exhibit 10.3 Change-in-Control Severance Agreement dated as of November 13, 2009 by and between Kindred Healthcare Operating, Inc. and Frank J. Battafarano.

Exhibit 10.4 Change-in-Control Severance Agreement dated as of November 13, 2009 by and between Kindred Healthcare Operating, Inc. and Lane M. Bowen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 19, 2009	By:	/S/ RICHARD A. LECHLEITER
Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer